UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 27, 2005

Date of Report (Date of earliest event reported)

PMC-SIERRA, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-19084	94-2925073
(Commission File)	(IRS Employer Identification Number)

3975 Freedom Circle

Santa Clara, CA 95054

(Address of Principal Executive Offices) (Zip Code)

(408) 239-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement

On September 27, 2005, PMC-Sierra, Inc. announced that Mr. Ben Naskar has been appointed to the position of Vice President and General Manager for the Communications Products Division. We expect to enter into our standard form of executive employment agreement with Mr. Naskar, which form has been previously filed with the Securities and Exchange Commission.

The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1        Press release dated September 27, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMC-SIERRA, INC.

/s/ Alan F. Krock
Alan F. Krock
Vice President Chief Financial Officer

Date: September 28, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated September 27, 2005.